Exhibit 99.1

Independent Accountants’ Agreed Upon Procedures Report

Retail Capital LLC d/b/a Credibly (the “Company”)
Truist Securities, Inc.
(together, the “Specified Parties”)

Re: Credibly Asset Securitization II LLC, Series 2026-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “Statistical Eligble_Pool_As_of_31stDec25 - V4 (1.22.2026).xlsx” provided by the Company on January 22, 2026, containing information on 2,591 receivables secured by small business loans and merchant cash advances (the “Receivables”) as of December 31, 2025 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Credibly Asset Securitization II LLC, Series 2026-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00 and Business Age was within one (1) month.

•	The term “Recap System” means the Company’s origination and servicing system.

•	The term “Receivable File” means the following information sources provided by the Company for each of the Selected Receivables (defined below):

-	Electronic records on the following screens in the Recap System: Amortization Schedule screen, Business Info screen, Client Info screen, Deal Info screen, Funding Credit Pull screen, Transaction History screen, and UW Summary screen.

-	Receivable Purchase Agreement (including any Weekly Remittance Addendum thereto), Business Loan and Security Agreement (including any Weekly Repayment Addendum thereto), all of which we accessed through the Recap System.

•	The term “Additional Documents” means:

-	Electronic email correspondence from the Company on February 17, 2026, listing product names in the Recap System corresponding to each Product Type appearing in the Data File (the “Product Listings”) and range of risk scores corresponding to each Risk Score Band appearing in the Data File (the “Risk Score Ranges”)

-	Electronic data file entitled “Credibly 2026-1 LFR Selected Samples (1.22 Tape)_YeildCalcs.xlsx” provided by the Company on February 17, 2026, containing the receivable yield calculation methodology for the Receivables (the “Receivable Yield Calculation Methodology”).

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value, as described in Exhibit B.

•	The term “Provided Information” means the Receivable File, Additional Documents, and Instructions.

The procedures we were instructed by the Company to perform are as follows:

A.	We randomly selected a sample of 200 Receivables from the Data File (the “Selected Receivables”) using a random sampling tool. A listing of the Selected Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Data File.

B.	For each Selected Receivable, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Receivable File or Additional Documents, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Receivable File or Additional Documents or the inability to agree the indicated information from the Data File to the Receivable File or Additional Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Receivable File information is listed in the order of priority.

Attributes	Provided Information
Merchant Name	“ID” field on Business Info screen
State	“State Incorporated” field or “Billing State” field on Business Info screen or “State” field on Client Info screen.
FICO	“FICO” field on UW Summary screen, “Credit Score” field on the Funding Credit Pull screen, “FICO” field on Client Info screen, and Instructions
Payment/Remittance Frequency	“Current Frequency” field on Deal Info screen, Repayment Plan stated in Receivable Purchase Agreement, Weekly Remittance Addendum to Receivable Purchase Agreement, Business Loan and Security Agreement, or Weekly Repayment Addendum to Business Loan and Security Agreement
Remaining Funding Amount	“Remaining Principal” field on Amortization Schedule screen; “Actual Unremitted Contract Amount” field, “Advance Remaining” field, and “Principal Balance” field on Transaction History screen, “Factor” field and “Syndication Percentage” field on Deal Info screen, and Instructions
Rate/Factor	“Factor” field on Deal Info screen
Product Type	“Deal Type” field on Deal Info screen and the Product Listings

Attributes	Provided Information

SIC Code	"SIC" field on Business Info screen

Risk Score Band	Risk Score stated in the Data File and the Risk Score Ranges

Business Funded Date	"Funded Date" field on Deal Info screen

Business Age	Instructions

Calculated Receivable Yield	Instructions

We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File, and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
February 19, 2026

Exhibit A - The Selected Receivables

Selected Receivable #	Receivable Number[1]	Selected Receivable #	Receivable Number[1]	Selected Receivable #	Receivable Number[1]	Selected Receivable #	Receivable Number[1]
1	20261001	51	20261051	101	20261101	151	20261151
2	20261002	52	20261052	102	20261102	152	20261152
3	20261003	53	20261053	103	20261103	153	20261153
4	20261004	54	20261054	104	20261104	154	20261154
5	20261005	55	20261055	105	20261105	155	20261155
6	20261006	56	20261056	106	20261106	156	20261156
7	20261007	57	20261057	107	20261107	157	20261157
8	20261008	58	20261058	108	20261108	158	20261158
9	20261009	59	20261059	109	20261109	159	20261159
10	20261010	60	20261060	110	20261110	160	20261160
11	20261011	61	20261061	111	20261111	161	20261161
12	20261012	62	20261062	112	20261112	162	20261162
13	20261013	63	20261063	113	20261113	163	20261163
14	20261014	64	20261064	114	20261114	164	20261164
15	20261015	65	20261065	115	20261115	165	20261165
16	20261016	66	20261066	116	20261116	166	20261166
17	20261017	67	20261067	117	20261117	167	20261167
18	20261018	68	20261068	118	20261118	168	20261168
19	20261019	69	20261069	119	20261119	169	20261169
20	20261020	70	20261070	120	20261120	170	20261170
21	20261021	71	20261071	121	20261121	171	20261171
22	20261022	72	20261072	122	20261122	172	20261172
23	20261023	73	20261073	123	20261123	173	20261173
24	20261024	74	20261074	124	20261126	174	20261174
25	20261025	75	20261075	125	20261125	175	20261175
26	20261026	76	20261076	126	20261126	176	20261176
27	20261027	77	20261077	127	20261127	177	20261177
28	20261028	78	20261078	128	20261128	178	20261178
29	20261029	79	20261079	129	20261129	179	20261179
30	20261030	80	20261080	130	20261130	180	20261180
31	20261031	81	20261081	131	20261131	181	20261181
32	20261032	82	20261082	132	20261132	182	20261182
33	20261033	83	20261083	133	20261133	183	20261183
34	20261034	84	20261084	134	20261134	184	20261184
35	20261035	85	20261085	135	20261135	185	20261185
36	20261036	86	20261086	136	20261136	186	20261186
37	20261037	87	20261087	137	20261137	187	20261187
38	20261038	88	20261088	138	20261138	188	20261188
39	20261039	89	20261089	139	20261139	189	20261189
40	20261040	90	20261090	140	20261140	190	20261190
41	20261041	91	20261091	141	20261141	191	20261191
42	20261042	92	20261092	142	20261142	192	20261192
43	20261043	93	20261093	143	20261143	193	20261193
44	20261044	94	20261094	144	20261144	194	20261194
45	20261045	95	20261095	145	20261145	195	20261195
46	20261046	96	20261096	146	20261146	196	20261196
47	20261047	97	20261097	147	20261147	197	20261197
48	20261048	98	20261098	148	20261148	198	20261198
49	20261049	99	20261099	149	20261149	199	20261199
50	20261050	100	20261100	150	20261150	200	20261200

[1]	The Company has assigned a unique six-digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the actual Receivable Numbers.

A-1

Exhibit B - Instructions

Attribute	Instructions
FICO

In the event there were multiple FICO scores or credit scores within the same UW Summary screen, Funding Credit Pull screen, or Client Info screen, recompute the average score of:

•       Multiple scores in “FICO” field on the UW Summary screen, or

•       Multiple scores in “Credit Score” field on the Funding Credit Pull screen, or

•       Multiple scores in “FICO” field on the Client Info screen, or

•       the most current score in the “FICO” field on the UW Summary screen and the most current score in the “Credit Score” field on the Funding Credit Pull screen.

Remaining Funding Amount

Applicable only to Selected Receivables with deal type “ACH,” “Split,” and “Daily Remit Loan” as shown on Deal Info screen. Compare or recompute as follows:

•       For “ACH” and “Split” deal types:

o    compare to the “Advance Remaining” amount on Transaction History screen, or

o    recompute by dividing the Actual Unremitted Contract Amount on Transaction History screen by the Factor on Deal Info screen, and multiplying by the Syndication Percentage on Deal Info screen.

•       For “Daily Remit Loan” deal type:

o    compare to the Remaining Principal on Amortization Schedule screen or Principal Balance on Transaction History screen, or

o    recompute by multiplying the Principal Balance on Amortization Schedule screen by the Syndication Percentage on Deal Info screen.

Business Age	Recompute as the number of months between the Funded Date on Deal Info screen and Business Start Date on Business Info screen.
Calculated Receivable Yield	Recompute using the information stated in the Data File in columns “Turn,” “RTR Amount,” “Advance Amount,” and “Origination Fee 2” related to the Selected Receivable and the Receivable Yield Calculation Methodology.

B-1